UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2026

VENUS CONCEPT INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38238	06-1681204
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

235 Yorkland Blvd, Suite 900
Toronto, Ontario M2J 4Y8
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (877) 848-8430

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	VERO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

MSLP Consent Agreement

On January 29, 2026,  Venus Concept Inc. (the “Company”), Venus Concept USA, Inc., a wholly-owned subsidiary of the Company (“Venus USA” or “Borrower”), Venus Concept Canada Corp., a wholly-owned Canadian subsidiary of the Company (“Venus Canada”), and Venus Concept Ltd., a wholly-owned Israeli subsidiary of the Company (“Venus Israel” and together with the Company, Venus USA and Venus Canada, the “Loan Parties”), entered into a Consent Agreement with Madryn Health Partners, LP (“Madryn”) and Madryn Health Partners (Cayman Master), LP (“Madryn Cayman,” and together with Madryn, the “Lenders” or the “Holders”) (the “Consent Agreement”).

The Consent Agreement granted relief under the Loan and Security Agreement (Main Street Priority Loan), dated December 8, 2020, among the Lenders, as lenders, and Venus USA, as borrower (the “MSLP Loan Agreement”), such that (i) certain minimum liquidity requirements under the MSLP Loan Agreement are waived through February 13, 2026, and (ii) Venus USA is permitted to apply the February 8, 2026 cash interest payment due under each Note (as defined in the Consent Agreement) to the respective outstanding principal balance of each Note.

The foregoing description of the Consent Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Consent Agreement, a copy of which is filed hereto as Exhibit 10.1.

Twenty Fifth Bridge Loan Amendment

On January 29, 2026, the Loan Parties entered into a Twenty Fifth Bridge Loan Amendment Agreement with the Lenders (the “Twenty Fifth Bridge Loan Amendment”). The Twenty Fifth Bridge Loan Amendment amended that certain Loan and Security Agreement, dated April 23, 2024, among Venus USA, as borrower, the Company, Venus Canada and Venus Israel, as guarantors, and the Lenders, as lenders (as amended from time to time, the “Bridge Loan”), such that (i) the maturity date of the Bridge Loan is extended from January 31, 2026 to February 13, 2026, (ii) certain minimum liquidity requirements under Loan and Security Agreement are waived through February 13, 2026, and (iii) and increase the delayed draw commitment from $26,000,000 to $28,000,000.

The foregoing description of the Twenty Fifth Bridge Loan Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Twenty Fifth Bridge Loan Amendment, a copy of which is filed hereto as Exhibit 10.2.

Seventeeth Delayed Drawdown

As previously disclosed, on April 23, 2024, the Company, Venus USA, Venus Canada, and Venus Israel, entered into a Loan and Security Agreement, with the Lenders and Madryn, as administrative agent. Pursuant to the Loan and Security Agreement (as amended), the Lenders agreed to provide the Borrower with bridge financing (the “Bridge Financing”) in the form of a term loan in one or more draws in an aggregate principal amount of up to $5,000,000 which amount was subsequently increased to $28,237,906.85. Borrowings under the Bridge Financing will bear interest at a rate per annum equal to 12%.

On the maturity date of the Bridge Financing, the Loan Parties are obligated to make a payment equal to all unpaid principal and accrued interest. The Loan and Security Agreement also provides that all present and future indebtedness and the obligations of the Borrower to Madryn shall be secured by a priority security interest in all real and personal property collateral of the Loan Parties.

The initial drawdown under the Loan and Security Agreement occurred on April 23, 2024, when the Lenders agreed to provide the Borrower with bridge financing in the form of a term loan in the principal amount of $2,237,906.85.

The second drawdown under the Loan and Security Agreement occurred on July 26, 2024, when the Lenders agreed to provide the Borrower with a subsequent drawdown under the Loan and Security Agreement in the principal amount of $1,000,000.

The third drawdown under the Loan and Security Agreement occurred on September 11, 2024, when the Lenders agreed to provide the Borrower with a subsequent drawdown under the Loan and Security Agreement in the principal amount of $1,000,000.

The fourth drawdown under the Loan and Security Agreement occurred on November 1, 2024, when the Lenders agreed to provide the Borrower with a subsequent drawdown under the Loan and Security Agreement in the principal amount of $1,000,000.

The fifth drawdown under the Loan and Security Agreement occurred on November 26, 2024, when the Lenders agreed to provide the Borrower with a subsequent drawdown under the Loan and Security Agreement in the principal amount of $1,200,000.

The sixth drawdown under the Loan and Security Agreement occurred on December 9, 2024, when the Lenders agreed to provide the Borrower with a subsequent drawdown under the Loan and Security Agreement in the principal amount of $1,500,000.

The seventh drawdown under the Loan and Security Agreement occurred on January 27, 2025, when the Lenders agreed to provide the Borrower with a subsequent drawdown under the Loan and Security Agreement in the principal amount of $3,000,000.

The eighth drawdown under the Loan and Security Agreement occurred on February 21, 2025, when the Lenders agreed to provide the Borrower with a subsequent drawdown under the Loan and Security Agreement in the principal amount of $2,300,000.

The ninth drawdown under the Loan and Security Agreement occurred on April 4, 2025, when the Lenders agreed to provide the Borrower with a subsequent drawdown under the Loan and Security Agreement in the principal amount of $2,000,000.

The tenth drawdown under the Loan and Security Agreement occurred on May 22, 2025, when the Lenders agreed to provide the Borrower with a subsequent drawdown under the Loan and Security Agreement in the principal amount of $2,000,000.

The eleventh drawdown under the Loan and Security Agreement occurred on July 21, 2025, when the Lenders agreed to provide the Borrower with a subsequent drawdown under the Loan and Security Agreement in the principal amount of $2,000,000.

The twelfth drawdown under the Loan and Security Agreement occurred on August 21, 2025, when the Lenders agreed to provide the Borrower with a subsequent drawdown under the Loan and Security Agreement in the principal amount of $2,000,000.

The thirteenth drawdown under the Loan and Security Agreement occurred on September 19, 2025, when the Lenders agreed to provide the Borrower with a subsequent drawdown under the Loan and Security Agreement in the principal amount of $2,000,000.

The fourteenth drawdown under the Loan and Security Agreement occurred on October 28, 2025, when the Lenders agreed to provide the Borrower with a subsequent drawdown under the Loan and Security Agreement in the principal amount of $2,000,000.

The fifteenth drawdown under the Loan and Security Agreement occurred on November 25, 2025, when the Lenders agreed to provide the Borrower with a subsequent drawdown under the Loan and Security Agreement in the principal amount of $1,500,000.

The sixteenth drawdown under the Loan and Security Agreement occurred on December 9, 2025, when the Lenders agreed to provide the Borrower with a subsequent drawdown under the Loan and Security Agreement in the principal amount of $1,500,000.

On January 29, 2026, the Lenders agreed to provide the Borrower with a subsequent drawdown under the Loan and Security Agreement in the principal amount of $2,000,000 (the “Seventeenth Delayed Drawdown”). The Seventeenth Delayed Drawdown was funded on January 29, 2026. The Company expects to use the proceeds of the Seventeenth Delayed Drawdown, after payment of transaction expenses, for general working capital purposes.

For additional information regarding the Bridge Financing, please see the Current Report on Form 8-K, including the exhibits thereto, filed by the Company with the Securities and Exchange Commission on April 24, 2024.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

10.1
Consent Agreement, dated January 29, 2026, by and among Venus Concept Inc., Venus Concept Canada Corp., Venus Concept USA Inc., Venus Concept Ltd., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP

10.2
Twenty Fifth Amendment to Bridge Loan Agreement, dated January 29, 2026, by and among Venus Concept USA, Inc., Venus Concept Inc., Venus Concept Canada Corp., Venus Concept Ltd., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENUS CONCEPT INC.

Date: February 3, 2026	By:	/s/ Domenic Della Penna
Domenic Della Penna
Chief Financial Officer